Exhibit 99(s)(2)

Power of Attorney

I, Mark J. DeCesaris, hereby appoint Paul S. Saint-Pierre, as my recognized representative and true and lawful attorney-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Trustee of Carey Credit Income Fund (the “Master Fund”) in regards to the filing of a N-2 Registration Statement for Carey Credit Income Fund 2017 T (the “Company”) and any amendments to such documents.

This is the only power granted by this Power of Attorney.  This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee of the Master Fund and any amendments thereto.  This Power of Attorney is revocable by me at any time.  Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Mark J. DeCesaris
Name:	Mark J. DeCesaris
Title:	Chief Executive Officer and Trustee
Date:	July 11, 2016

Exhibit 99(s)(2)

Power of Attorney

I, Jeffrey B. Abrams, hereby appoint Paul S. Saint-Pierre, as my recognized representative and true and lawful attorney-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Trustee of Carey Credit Income Fund (the “Master Fund”) in regards to the filing of a N-2 Registration Statement for Carey Credit Income Fund 2017 T (the “Company”) and any amendments to such documents.

This is the only power granted by this Power of Attorney.  This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee of the Master Fund and any amendments thereto.  This Power of Attorney is revocable by me at any time.  Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Jeffrey B. Abrams
Name:	Jeffrey B. Abrams
Title:	Trustee
Date:	July 11, 2016

Exhibit 99(s)(2)

Power of Attorney

I, Marc S. Goodman, hereby appoint Paul S. Saint-Pierre, as my recognized representative and true and lawful attorney-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Trustee of Carey Credit Income Fund (the “Master Fund”) in regards to the filing of a N-2 Registration Statement for Carey Credit Income Fund 2017 T (the “Company”) and any amendments to such documents.

This is the only power granted by this Power of Attorney.  This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee of the Master Fund and any amendments thereto.  This Power of Attorney is revocable by me at any time.  Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Marc S. Goodman
Name:	Marc S. Goodman
Title:	Trustee
Date:	July 8, 2016

Exhibit 99(s)(2)

Power of Attorney

I, Eric Rosenblatt, hereby appoint Paul S. Saint-Pierre, as my recognized representative and true and lawful attorney-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Trustee of Carey Credit Income Fund (the “Master Fund”) in regards to the filing of a N-2 Registration Statement for Carey Credit Income Fund 2017 T (the “Company”) and any amendments to such documents.

This is the only power granted by this Power of Attorney.  This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee of the Master Fund and any amendments thereto.  This Power of Attorney is revocable by me at any time.  Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Eric Rosenblatt
Name:	Eric Rosenblatt
Title:	Trustee
Date:	July 12, 2016

Exhibit 99(s)(2)

Power of Attorney

I, Peter E. Roth, hereby appoint Paul S. Saint-Pierre, as my recognized representative and true and lawful attorney-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Trustee of Carey Credit Income Fund (the “Master Fund”) in regards to the filing of a N-2 Registration Statement for Carey Credit Income Fund 2017 T (the “Company”) and any amendments to such documents.

This is the only power granted by this Power of Attorney.  This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee of the Master Fund and any amendments thereto.  This Power of Attorney is revocable by me at any time.  Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Peter E. Roth
Name:	Peter E. Roth
Title:	Trustee
Date:	July 8, 2016